Exhibit 10.1

STERIS CORPORATION

FIRST AMENDMENT

Dated as of August 15, 2008

to

NOTE PURCHASE AGREEMENTS

Dated as of December 17, 2003

Re:   $40,000,000 4.20% Senior Notes, Series A-1, due December 15, 2008

        $40,000,000 5.25% Senior Notes, Series A-2, due December 15, 2013

        $20,000,000 5.38% Senior Notes, Series A-3, due December 15, 2015

FIRST AMENDMENT TO NOTE PURCHASE AGREEMENTS

THIS FIRST AMENDMENT dated as of August 15, 2008 to the Note Purchase Agreements dated as of December 17, 2003 is between STERIS Corporation, an Ohio corporation (the “Company”) and each of the institutions which is a signatory to this First Amendment (collectively, the “Noteholders”).

RECITALS:

A. The Company and ACACIA LIFE INSURANCE COMPANY, AMERITAS LIFE INSURANCE CORP., AMERICAN UNITED LIFE INSURANCE COMPANY, PIONEER MUTUAL LIFE INSURANCE COMPANY, THE STATE LIFE INSURANCE COMPANY, EQUITABLE LIFE INSURANCE COMPANY OF IOWA, GOLDEN AMERICAN LIFE INSURANCE COMPANY, LIFE INSURANCE COMPANY OF GEORGIA, RELIASTAR LIFE INSURANCE COMPANY, SECURITY LIFE OF DENVER INSURANCE COMPANY, MONY LIFE INSURANCE COMPANY OF AMERICA, PRIMERICA LIFE INSURANCE COMPANY, THE TRAVELERS INSURANCE COMPANY, THE TRAVELERS LIFE AND ANNUITY COMPANY, THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, and TIAA-CREF LIFE INSURANCE COMPANY have heretofore entered into the Note Purchase Agreements dated as of December 17, 2003 (the “Note Purchase Agreements”). The Company has heretofore issued (a) $40,000,000 aggregate principal amount of its 4.20% Senior Notes, Series A-1, due December 15, 2008 (the “Series A-1 Notes”), (b) $40,000,000 aggregate principal amount of its 5.25% Senior Notes, Series A-2, due December 15, 2013 (the “Series A-2 Notes”) and (c) $20,000,000 aggregate principal amount of its 5.38% Senior Notes, Series A-3, due December 15, 2015 (the “Series A-3 Notes”; the Series A-1 Notes, the Series A-2 Notes and the Series A-3 Notes are hereinafter referred to as the “Series A Notes”), dated December 17, 2003 pursuant to the Note Purchase Agreements. The Noteholders are the holders of more than 51% of the outstanding principal amount of the Series A Notes.

B. The Company and the Noteholders now desire to amend the Note Purchase Agreements in the respects, but only in the respects, hereinafter set forth.

C. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreements unless herein defined or the context shall otherwise require.

D. All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this First Amendment set forth in Section 3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholders do hereby agree as follows:

SECTION 1. AMENDMENTS.

Section 1.1. Section 2.2(b) of the Note Purchase Agreements shall be and is hereby amended by amending the second paragraph thereof to read as follows:

“The Pledge Agreements and any other pledge agreements, instruments, documents and agreements pursuant to which the Company or any Subsidiary agrees to grant any Liens in favor of the Collateral Agent for the ratable benefit of the Creditors are hereinafter referred to as “Collateral Documents”. The Collateral Documents and the Subsidiary Guaranty are hereinafter collectively referred to as the “Security Documents”.

Section 1.2. Section 2.2(c) of the Note Purchase Agreements shall be and is hereby amended to read as follows:

“(c) The enforcement of the rights and benefits in respect of the Security Documents and the allocation of proceeds thereof will be subject to an intercreditor agreement dated as of December 17, 2003 entered into by the Agent on behalf of the Banks, the Collateral Agent, you and the Other Purchasers, substantially in the form of Exhibit 2.2(c) attached hereto and made a part hereof (as the same may be further amended, supplemented, restated or otherwise modified or replaced from time to time, the “Intercreditor Agreement”).”

Section 1.3. Section 7.3 of the Note Purchase Agreements shall be and is hereby amended by renumbering it as Section 7.4

Section 1.4. The Note Purchase Agreements shall be and are hereby amended by adding a new Section 7.3 to read as follows:

“Section 7.3 Electronic Delivery. Financial statements and officers’ certificates required to be delivered by the Company pursuant to Sections 7.1(a), (b) or (c) and, with respect only to a holder of Notes who has consented (which consent may be revoked at any time) to delivery, in accordance with the succeeding provisions of this Section, of the officers’ certificates required by Section 7.2 (“consenting holder”), Section 7.2 shall be deemed to have been delivered to a holder of Notes if (i) such financial statements satisfying the requirements of Section 7.1(a) or (b) and, with respect to a consenting holder, the related certificate satisfying the requirements of Section 7.2 are delivered to the holder of Notes by e-mail at the e-mail address provided to the Company by such holder in writing or (ii) the Company shall have timely filed such Form 10-Q or Form 10-K, satisfying the requirements of Section 7.1(a) or (b) as the case may be, with the SEC on “EDGAR” and shall have made such Form available on its home page on the worldwide web (at the date of this Agreement located at www.steris.com) and, with respect to a consenting holder, shall have delivered the related certificate satisfying the requirements of Section 7.2 to the holder of the Notes by email at the email address provided to the Company by such holder in writing or (iii) such financial statements satisfying the requirements of Section 7.1(a) or (b) and, with respect to a consenting holder, related certificate satisfying the requirements of Section 7.2 are timely posted by or on behalf of the Company in IntraLinks or on any other similar website to which each holder of Notes has free access or (iv) the Company shall have filed any of the items referred to in Section 7.1(c) with the SEC on “EDGAR”, and shall have made such items available on its home page on the worldwide web or if any of such items are timely posted by or on behalf of the Company on IntraLinks or any other similar website to which each holder of Notes has free access; provided however, that in the case of any of clause (ii), (iii) or (iv) the Company shall concurrently with such filing or posting give notice to each holder of Notes of such posting or filing and provided further, that upon request of any holder, the Company will thereafter deliver written copies of such forms, financial statements and certificates to such holder until such time as such holder shall notify the Company that electronic delivery of the same is acceptable. Notwithstanding the foregoing or any IntraLinks or similar electronic delivery, the parties agree that the provisions of Section 20 shall control the actions of the parties with respect to Confidential Information delivered to, or received by, the holders of the Notes.”

Section 1.5. Section 10.3(c) of the Note Purchase Agreements shall be and is hereby amended in its entirety to read as follows:

“(c) Liens incidental to the conduct of business or the ownership of properties and assets (including Liens in connection with worker’s compensation, unemployment insurance and other like laws, warehousemen’s and attorneys’ liens and statutory and contractual landlords’ liens) and Liens to secure the performance of bids, tenders or trade contracts, or to secure statutory obligations, surety or appeal bonds or other Liens of like general nature, in any such case incurred in the ordinary course of business and not in connection with the borrowing of money; provided that all such Liens in the aggregate do not materially impair the business of the Company and its Restricted Subsidiaries or the value of their properties, taken as a whole;”

Section 1.6. Sections 10.4(d) and 10.7(c) of the Note Purchase Agreements shall be and are hereby amended by replacing the references to “Section 10.5(b)” with “Section 10.5”.

Section 1.7. Schedule B of the Note Purchase Agreements shall be and is hereby amended by amending the definition of “Creditors” to read as follows:

“Creditors” means the Agent, the Banks, the holders of the Notes and any other Persons who are holders of notes or similar debt securities issued by the Company and who are parties to the Intercreditor Agreement.”

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Section 2.1. To induce the Noteholders to execute and deliver this First Amendment (which representations shall survive the execution and delivery of this First Amendment), the Company represents and warrants to the Noteholders that:

(a) this First Amendment has been duly authorized, executed and delivered by it and this First Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(b) the Note Purchase Agreements, as amended by this First Amendment, constitute the legal, valid and binding obligations, contracts and agreements of the Company enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(c) the execution, delivery and performance by the Company of this First Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 2.1(c); and

(d) as of the date hereof and after giving effect to this First Amendment, no Default or Event of Default has occurred which is continuing.

SECTION 3. CONDITIONS TO EFFECTIVENESS OF THIS FIRST AMENDMENT.

Section 3.1. This First Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

(a) executed counterparts of this First Amendment, duly executed by the Company, the Subsidiary Guarantors and the holders of at least 51% of the outstanding principal of the Notes, shall have been delivered to the Noteholders;

(b) the Noteholders shall have received a copy of the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance by the Company of this First Amendment, certified by its Secretary or an Assistant Secretary;

(c) the representations and warranties of the Company set forth in Section 2 hereof are true and correct on and with respect to the date hereof; and

(d) the Noteholders shall have received the favorable opinion of counsel to the Company as to the matters set forth in Sections 2.1(a), 2.1(b) and 2.1(c) hereof, which opinion shall be in form and substance satisfactory to the Noteholders.

Upon receipt of all of the foregoing, this First Amendment shall become effective.

SECTION 4. MISCELLANEOUS.

Section 4.1. This First Amendment shall be construed in connection with and as part of each of the Note Purchase Agreements, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Note Purchase Agreements and the Notes are hereby ratified and shall be and remain in full force and effect.

Section 4.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Purchase Agreements without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

Section 4.3. The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

Section 4.4. This First Amendment shall be governed by and construed in accordance with New York law.

Section 4.5. The Company shall pay the reasonable fees and expenses of Chapman and Cutler LLP, counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this First Amendment, within ten (10) days after Company’s. receipt of the invoice therefor

Section 4.6. The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

STERIS CORPORATION

By	/s/ WILLIAM L. AAMOTH
Name:	William L. Aamoth
Title:	Vice President & Corporate Treasurer

Accepted as of August 15, 2008.

ACACIA LIFE INSURANCE COMPANY

By:	Summit Investment Advisors, Inc. as Agent

	By	/s/ ANDREW S. WHITE
	Name:	Andrew S. White
	Title:	Managing Director—Private Placement

Accepted as of August 15, 2008.

AMERITAS LIFE INSURANCE CORP.

By:	Summit Investment Advisors, Inc. as Agent

	By	/s/ ANDREW S. WHITE
	Name:	Andrew S. White
	Title:	Managing Director—Private Placement

Accepted as of August 15, 2008.

AMERICAN UNITED LIFE INSURANCE COMPANY

By	/s/ MICHAEL I. BULLOCK
Name:	Michael I. Bullock
Title:	Vice President

Accepted as of August 15, 2008.

PIONEER MUTUAL LIFE INSURANCE COMPANY

By:	American United Life Insurance Company, Its Agent

	By	/s/ MICHAEL I. BULLOCK
	Name:	Michael I. Bullock
	Title:	Vice President

Accepted as of August 15, 2008.

THE STATE LIFE INSURANCE COMPANY

By:	American United Life Insurance Company, Its Agent

	By	/s/ MICHAEL I. BULLOCK
	Name:	Michael I. Bullock
	Title:	Vice President

Accepted as of August 15, 2008.

ING USA Annuity and Life Insurance Company
(as successor by merger to each of Equitable Life Insurance Company of Iowa and Golden American Life Insurance Company)
RELIASTAR LIFE INSURANCE COMPANY SECURITY LIFE OF DENVER INSURANCE COMPANY

By:	ING Investment Management LLC, as Agent

	By	/s/ CHRISTOPHER P. LYONS
	Name:	Christopher P. Lyons
	Title:	Senior Vice President

Accepted as of August 15, 2008.

MONY LIFE INSURANCE COMPANY OF AMERICA

By	/s/ JEFFREY HUGHES
Name:	Jeffrey Hughes
Title:	Investment Officer

Accepted as of August 15, 2008.

PRIMERICA LIFE INSURANCE COMPANY

By:	CONNING ASSET MANAGEMENT COMPANY, as Investment Manager

	By	/s/ FELICISIMO FALCON
	Name:	Felicisimo Falcon
	Title:	Vice President

Accepted as of August 15, 2008.

METLIFE INSURANCE COMPANY OF CONNECTICUT, F/K/A THE TRAVELERS INSURANCE COMPANY

BY:	METROPOLITAN LIFE INSURANCE COMPANY, ITS INVESTMENT MANAGER

METLIFE INSURANCE COMPANY OF CONNECTICUT, AS SUCCESSOR IN INTEREST TO THE TRAVELERS LIFE AND ANNUITY COMPANY

BY:	METROPOLITAN LIFE INSURANCE COMPANY, ITS INVESTMETN MANAGER

	By	/s/ JUDITH A. GULOTTA
	Name:	Judith A. Gulotta
	Title:	Managing Director
(f/k/a The Travelers Insurance Company)

Accepted as of August 15, 2008.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By	/s/ WILLIAM S. ENGELKING
Name:	William S. Engelking
Title:	Vice President

Accepted as of August 15, 2008.

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By	/s/ BRIAN ROELKE
Name:	Brian Roelke
Title:	Director

Accepted as of August 15, 2008.

TIAA-CREF LIFE INSURANCE COMPANY

By:	Teachers Insurance and Annuity Association of America, as Investment Manager

	By	/s/ BRIAN ROELKE
	Name:	Brian Roelke
	Title:	Director

Each of the undersigned hereby confirms its continued Guaranty of the obligations of the Company under the Note Purchase Agreement, as amended hereby, pursuant to the terms of the Subsidiary Guaranty Agreement dated as of December 17, 2003 (as supplemented to date) on this 15th day of August, 2008.

AMERICAN STERILIZER COMPANY

STERIS EUROPE, INC.

STERIS INC.

HTD HOLDING CORP.

HSTD LLC

HAUSTED, INC.

ISOMEDIX INC.

ISOMEDIX OPERATIONS INC.

STERILTEK, INC.

STERILTEK HOLDINGS, INC.

STERIS ISOMEDIX SERVICES INC.

By	/s/ WILLIAM L. AAMOTH
Name:	William L. Aamoth
Title:	Vice President & Treasurer

STRATEGIC TECHNOLOGY ENTERPRISES, INC.

By	/s/ WILLIAM L. AAMOTH
Name:	William L. Aamoth
Title:	Treasurer